                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
             TWELVE-MONTH DIVIDEND HISTORY       7
                          ASSET ALLOCATION       7
                       COUPON DISTRIBUTION       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      31
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      32
     FUND OFFICERS AND IMPORTANT ADDRESSES      33

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST-- AND SECOND--QUARTER DATA, THIS THIRD--QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    6.53%      5.76%      5.78%
-------------------------------------------------------------------------
One-year total return(2)                  1.52%      1.76%      4.78%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.46%      4.45%      4.68%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.57%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.54%      5.16%(3)    4.34%
-------------------------------------------------------------------------
Commencement date                      07/16/84   12/20/91   03/10/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.97%      4.55%      4.56%
-------------------------------------------------------------------------
SEC Yield(5)                              5.34%      4.86%      4.88%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 2000.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Fund's portfolio, not to shares of the Fund.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(September 30, 1990--September 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                   LEHMAN BROTHERS MUTUAL FUND
                                                                                                    U.S. GOVT/MORTGAGE INDEX
                                                                                                    reflects the general per-
                                                                                                   formance of U.S. Government
                                                                 GOVERNMENT SECURITIES FUND      and mortgage-backed securities.+
                                                                 --------------------------      --------------------------------
9/90                                                                        9521                               10000
                                                                           10070                             10531.6
                                                                           10332                             10792.8
                                                                           10500                             10959.7
9/91                                                                       11119                             11576.3
                                                                           11709                             12159.5
                                                                           11553                             11985.6
                                                                           11958                               12462
9/92                                                                       12402                             12989.7
                                                                           12478                             13026.8
                                                                           12918                             13541.8
                                                                           13233                             13882.9
9/93                                                                       13501                             14221.4
                                                                           13495                             14234.9
                                                                           13020                             13840.1
                                                                           12850                             13710.2
9/94                                                                       12870                             13789.4
                                                                           12920                             13841.3
                                                                           13577                             14518.2
                                                                           14254                             15368.4
9/95                                                                       14470                             15657.9
                                                                           15087                             16305.2
                                                                           14744                             16040.6
                                                                           14737                             16135.5
9/96                                                                       14953                             16428.3
                                                                           15374                             16905.5
                                                                           15256                             16826.1
                                                                           15783                             17428.8
9/97                                                                       16287                             17985.7
                                                                           16782                             18518.2
                                                                           17004                             18807.7
                                                                           17331                             19235.8
9/98                                                                       18228                             20078.8
                                                                           18173                             20235.8
                                                                           17994                             20143.8
                                                                           17633                             20004.6
9/99                                                                       17734                             20161.7
                                                                           17624                             20125.1
                                                                           18096                             20622.3
                                                                           18381                             21011.8
9/00                                                                       18893                             21640.1
                                                                                                 Fund's Total Return
                                                                                           1 Year Total Return 1.52%
                                                                                            5 Year Avg. Annual 4.46%
                                                                                           10 Year Avg. Annual 6.57%
                                                                                         Inception Avg. Annual 7.54%

This chart compares your fund's performance to that of the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0500
11/99                                                                           0.0500
12/99                                                                           0.0500
1/00                                                                            0.0500
2/00                                                                            0.0465
3/00                                                                            0.0465
4/00                                                                            0.0465
5/00                                                                            0.0465
6/00                                                                            0.0465
7/00                                                                            0.0425
8/00                                                                            0.0425
9/00                                                                            0.0425

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                                     ------------------                 ------------------
FNMA                                                                       38.00                              27.00
U.S. Treasuries                                                            34.00                              27.00
GNMA                                                                       16.00                              43.00
FHLMC                                                                      10.00                               3.00
FHL Bank                                                                    2.00                               0.00

COUPON DISTRIBUTION

(as a percentage of long-term investments--September 30, 2000)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                    8.80
6-6.9%                                                                           34.40
7-7.9%                                                                           28.70
8-8.9%                                                                           19.90
9-9.9%                                                                            5.30
10% or more                                                                       2.90

                                                                         [PHOTO]

                                                               [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE
VAN KAMPEN GOVERNMENT SECURITIES FUND ABOUT THE KEY EVENTS
AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED
THE FUND'S RETURN DURING THE 12 MONTHS ENDED SEPTEMBER 30,
2000. THE TEAM IS LED BY JOHN R. REYNOLDSON, SENIOR
PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1988 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1977. HE IS JOINED BY PORTFOLIO MANAGER TED MUNDY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market for government
securities was driven primarily by three key market events. First, concerns about the much-anticipated year 2000 transition created a tentative market environment for much of late 1999. However, consumer activity picked up after Y2K concerns abated. Secondly, as the U.S. economy gained momentum, the Federal Reserve Board continued raising interest rates to fight perceived growing inflationary risks. Lastly, as the Fed's aggressive actions put upward pressure on short-term interest rates, the Treasury announced a buyback program for 30-year Treasury bonds. The combination of Fed interest rate hikes and a perceived shortage of long-term bonds created a negative or "inverted" yield curve--where yields on long-term securities were lower than their short-term counterparts. This highly unusual yield-curve configuration had not been seen since 1991.

    The curve inversion peaked in May as the Fed raised rates by a final 0.50 percent. Following this event, a series of reports indicated that economic growth was moderating, and market sentiment began to improve. Rates subsequently began to fall as the Fed felt less need to adjust policy further.

    The fund's performance was consistently strong during these events, outperforming its peer group for most of the reporting period. For the 12-month period ended September 30, 2000, the fund generated a total return of 6.53 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance will vary from the figures shown. By comparison, the Lehman Brothers Mutual Fund U.S. Government/ Mortgage Index posted a total return of

7.30 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT HAPPENED TO MORTGAGE-
    BACKED SECURITIES DURING THIS TIME?

A   Early in the reporting period, the
yield spread between 10-year Treasury notes and mortgages narrowed, indicating that mortgage securities were outperforming Treasuries. In mid-January, however, spreads widened amid fears that the Treasury's buyback program would severely limit the supply of long-term Treasury securities--driving Treasury bond prices up and yields down. Because mortgage prices remained relatively stable during this time, the mortgage market underperformed relative to Treasuries. Possible legislation affecting the credit status of the Fannie Mae and Freddie Mac created a negative tone as well.

    Approaching mid-year, we began to see a shift toward more positive market sentiment once again. The Fed appeared to be finished raising interest rates, mortgage-backed securities remained stable while yield spreads stayed narrow, and the reporting period ended with yield spreads at levels similar to where they were a year ago. This environment allowed mortgages to perform well for the reporting period overall.

Q   WHAT WERE YOUR STRATEGIES FOR
    MANAGING THE FUND, AND HOW DID THEY CONTRIBUTE TO ITS PERFORMANCE DURING THIS PERIOD?

A   Given the fund's bias toward
mortgage securities, the fund was positioned to benefit when mortgages outperformed Treasuries early in the reporting year. We subsequently began reducing the fund's mortgage exposure in early 2000 to help insulate the fund from that sector's underperformance as spreads widened. At the same time, we began purchasing three- to five-year agency debt holdings as a means of maintaining the fund's exposure to the non-Treasury sector. The fund held on to the remaining mortgage-backed and agency note positions. This proved fortuitous as these sectors ended the fiscal year with improving performance.

    We also altered the fund's duration somewhat in response to expected interest-rate changes. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. At the beginning of the reporting period, the fund had an above average duration exposure in anticipation of lower rates, but by December the fund had moved to a more neutral posture, which we maintained throughout the remainder of the period. We also reduced the fund's exposure to shorter-term securities in order to avoid the negative effects of the yield curve inversion. We evened out the fund's exposure across the maturity spectrum in the summer months, feeling the curve inversion had likely run its course and could begin to flatten.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND IN THE MONTHS AHEAD?

A   All indicators point to slowing
economic growth in the months ahead. The housing and manufacturing sectors have cooled, consumer spending has leveled off from last year's pace, and inflation is still modest. Oil prices have increased considerably, which historically has been associated with slowing economic growth. We also believe that the Fed is unlikely to raise interest rates during the presidential election campaign. These trends all signal the probable end of interest-rate hikes for the near term. We believe this should create a positive environment for the fixed-income market as a whole.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                   COUPON          MATURITY             VALUE
           MORTGAGE-BACKED SECURITIES  47.7%
$ 25,360   Federal Home Loan Mortgage
           Corp. Gold 30 Year Pools....   7.000%   02/01/23 to 10/01/24   $   24,992,853
  52,906   Federal Home Loan Mortgage
           Corp. Gold 30 Year Pools....   7.500    01/01/22 to 05/01/30       52,901,224
     868   Federal Home Loan Mortgage
           Corp. Gold 30 Year Pools....   8.000    07/01/24 to 09/01/24          883,533
       0   Federal Home Loan Mortgage
           Corp. Gold 30 Year Single...  11.000    02/01/14                          232
  46,418   Federal National Mortgage
           Association 15 Year Dwarf
           Pools.......................   6.000    01/01/09 to 04/01/13       44,752,651
  25,342   Federal National Mortgage
           Association 15 Year Dwarf
           Pools.......................   6.500    12/01/07 to 12/01/12       24,886,930
  38,025   Federal National Mortgage
           Association 15 Year Dwarf
           Pools.......................   7.000    12/01/14 to 07/01/15       37,835,058
  17,461   Federal National Mortgage
           Association 15 Year Dwarf
           Pools.......................   7.500    03/01/02 to 09/01/12       17,606,925
  66,704   Federal National Mortgage
           Association Pools...........   6.000    02/01/28 to 07/01/29       62,358,538
 107,195   Federal National Mortgage
           Association Pools...........   6.500    05/01/23 to 05/01/26      103,172,581
  96,817   Federal National Mortgage
           Association Pools...........   7.000    12/01/24 to 12/01/29       95,359,830
   7,569   Federal National Mortgage
           Association Pools...........   7.500    03/01/22 to 10/01/24        7,589,216
      69   Federal National Mortgage
           Association Pools...........   8.000    09/01/24 to 11/01/24           70,391

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                   COUPON          MATURITY             VALUE
           MORTGAGE-BACKED SECURITIES (CONTINUED)
$    138   Federal National Mortgage
           Association Pools...........  11.500%   02/01/13 to 05/01/19   $      150,263
   1,738   Federal National Mortgage
           Association Pools...........  12.000    03/01/13 to 01/01/16        1,912,624
  20,326   Government National Mortgage
           Association Pools...........   6.000    11/15/28 to 12/15/28       19,091,492
  28,487   Government National Mortgage
           Association Pools...........   6.500    06/15/23 to 02/15/29       27,517,320
  94,877   Government National Mortgage
           Association Pools...........   7.000    12/15/22 to 09/15/29       93,657,942
  30,844   Government National Mortgage
           Association Pools...........   7.500    02/15/07 to 08/15/24       31,006,796
  21,661   Government National Mortgage
           Association Pools...........   8.000    07/15/07 to 10/15/25       22,147,765
  13,540   Government National Mortgage
           Association Pools...........   8.500    09/15/04 to 12/15/21       14,043,867
  11,696   Government National Mortgage
           Association Pools...........   9.000    11/15/17 to 12/15/19       12,309,614
      65   Government National Mortgage
           Association Pools...........  11.000    01/15/10 to 11/15/20           70,787
   2,333   Government National Mortgage
           Association Pools...........  12.000    06/15/11 to 08/15/15        2,587,912
   1,044   Government National Mortgage
           Association Pools...........  12.500    05/15/10 to 07/15/18        1,170,358
                                                                          --------------
           TOTAL MORTGAGE-BACKED SECURITIES  47.7%.....................      698,076,702
                                                                          --------------

           U.S. GOVERNMENT AGENCY OBLIGATIONS  16.6%
  30,000   Federal Home Loan Bank......   5.125    09/15/03                   28,895,100
  30,000   Federal Home Loan Mortgage
           Corp. ......................   5.000    01/15/04                   28,641,900
  40,000   Federal Home Loan Mortgage
           Corp. ......................   5.750    07/15/03                   39,247,600
  30,000   Federal National Mortgage
           Association.................   5.750    04/15/03                   29,481,900
  35,000   Federal National Mortgage
           Association.................   6.000    05/15/08                   33,427,800
  25,000   Federal National Mortgage
           Association.................   6.250    11/15/02                   24,875,250
  35,000   Federal National Mortgage
           Association.................   6.250    05/15/29                   32,371,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                   COUPON          MATURITY             VALUE
           U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$  4,500   Federal National Mortgage
           Association.................   7.250%   05/15/30               $    4,730,895
  20,250   Federal National Mortgage
           Association.................   7.300    05/25/10                   20,832,187
                                                                          --------------
           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS  16.6%.............      242,504,132
                                                                          --------------

           U.S. TREASURY OBLIGATIONS  33.9%
  35,000   United States Treasury
           Bonds.......................   6.125    11/15/27                   35,337,750
  98,600   United States Treasury
           Bonds.......................   8.000    11/15/21                  120,536,528
 105,000   United States Treasury Bonds
           (a).........................   8.125    08/15/19                  128,327,850
  40,000   United States Treasury Bonds
           (a).........................   9.250    02/15/16                   52,408,800
  10,000   United States Treasury
           Bonds.......................   9.375    02/15/06                   11,563,000
   7,000   United States Treasury
           Bonds.......................  10.375    11/15/12                    8,703,940
  10,000   United States Treasury
           Bonds.......................  10.750    08/15/05                   12,002,200
  11,000   United States Treasury
           Bonds.......................  12.000    08/15/13                   15,000,920
  40,000   United States Treasury
           Notes.......................   6.250    02/15/03                   40,240,800
  46,000   United States Treasury
           Notes.......................   6.500    03/31/02                   46,230,920
  25,000   United States Treasury Notes
           (a).........................   7.500    11/15/01                   25,332,500
                                                                          --------------
           TOTAL U.S. TREASURY OBLIGATIONS.............................      495,685,208
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $1,424,354,565)................................................    1,436,266,042
REPURCHASE AGREEMENT  1.2%
  State Street Bank and Trust Co. ($17,750,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated 09/29/00, to be sold on 10/02/00 at $17,759,467)
  (Cost $17,750,000)...................................................       17,750,000
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

                                                                             MARKET
                                                                             VALUE
TOTAL INVESTMENTS  99.4%
  (Cost $1,442,104,565)...............................................   $1,454,016,042
OTHER ASSETS IN EXCESS OF LIABILITIES 0.6%............................        8,721,791
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,462,737,833
                                                                         ==============

(a) Assets segregated as collateral for open forward and open future contracts.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $1,442,104,565).....................  $1,454,016,042
Receivables:
  Interest..................................................      16,732,279
  Fund Shares Sold..........................................       1,597,763
  Variation Margin on Futures...............................          29,125
Other.......................................................         189,545
                                                              --------------
    Total Assets............................................   1,472,564,754
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       3,898,930
  Income Distributions......................................       2,538,081
  Custodian Bank............................................         807,255
  Distributor and Affiliates................................         678,513
  Investment Advisory Fee...................................         640,409
Forward Commitments.........................................         606,325
Trustees' Deferred Compensation and Retirement Plans........         501,810
Accrued Expenses............................................         155,598
                                                              --------------
    Total Liabilities.......................................       9,826,921
                                                              --------------
NET ASSETS..................................................  $1,462,737,833
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,989,349,437
Net Unrealized Appreciation.................................      11,577,555
Accumulated Undistributed Net Investment Income.............          25,411
Accumulated Net Realized Loss...............................    (538,214,570)
                                                              --------------
NET ASSETS..................................................  $1,462,737,833
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,389,601,738 and 142,183,970 shares of
    beneficial interest issued and outstanding).............  $         9.77
    Maximum sales charge (4.75%* of offering price).........             .49
                                                              --------------
    Maximum offering price to public........................  $        10.26
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $59,507,211 and 6,095,681 shares of
    beneficial interest issued and outstanding).............  $         9.76
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,628,884 and 1,399,655 shares of
    beneficial interest issued and outstanding).............  $         9.74
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $109,204,315
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     8,422,360
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,695,366, $697,525 and $146,384,
  respectively).............................................     4,539,275
Shareholder Services........................................     2,301,385
Custody.....................................................       250,339
Trustees' Fees and Related Expenses.........................       149,651
Legal.......................................................        61,582
Other.......................................................       656,818
                                                              ------------
    Total Expenses..........................................    16,381,410
    Less Credits Earned on Cash Balances....................        53,325
                                                              ------------
    Net Expenses............................................    16,328,085
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 92,876,230
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(43,718,251)
  Futures...................................................     2,584,525
  Forward Commitments.......................................    (2,178,012)
                                                              ------------
Net Realized Loss...........................................   (43,311,738)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (34,165,641)
                                                              ------------
  End of the Period:
    Investments.............................................    11,911,477
    Futures.................................................       272,403
    Forward Commitments.....................................      (606,325)
                                                              ------------
                                                                11,577,555
                                                              ------------
Net Unrealized Appreciation During the Period...............    45,743,196
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  2,431,458
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 95,307,688
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                          YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------
                                                           2000              1999
                                                      --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $   92,876,230    $  115,282,053
Net Realized Loss...................................     (43,311,738)      (54,139,987)
Net Unrealized Appreciation/Depreciation During the
  Period............................................      45,743,196      (118,326,058)
                                                      --------------    --------------
Change in Net Assets from Operations................      95,307,688       (57,183,992)
                                                      --------------    --------------

Distributions from Net Investment Income............     (92,118,969)     (115,469,267)
Distributions in Excess of Net Investment Income....             -0-        (3,445,052)
                                                      --------------    --------------
Distributions from and in Excess of Net Investment
  Income*...........................................     (92,118,969)     (118,914,319)
                                                      --------------    --------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............................       3,188,719      (176,098,311)
                                                      --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     302,901,080       673,923,927
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................      53,365,981        68,040,278
Cost of Shares Repurchased..........................    (698,020,660)     (870,866,313)
                                                      --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................    (341,753,599)     (128,902,108)
                                                      --------------    --------------
TOTAL DECREASE IN NET ASSETS........................    (338,564,880)     (305,000,419)
NET ASSETS:
Beginning of the Period.............................   1,801,302,713     2,106,303,132
                                                      --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of $25,411 and
  $(1,607,656), respectively).......................  $1,462,737,833    $1,801,302,713
                                                      ==============    ==============

* Distribution by Class
----------------------------------------------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares....................................  $  (87,760,651)   $ (111,541,874)
  Class B Shares....................................      (3,605,154)       (6,353,822)
  Class C Shares....................................        (753,164)       (1,018,623)
                                                      --------------    --------------
                                                      $  (92,118,969)   $ (118,914,319)
                                                      ==============    ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       NINE
                                   YEAR ENDED         MONTHS
                                  SEPTEMBER 30,        ENDED        YEAR ENDED DECEMBER 31,
       CLASS A SHARES          -------------------   SEPT. 30,   ------------------------------
                                 2000       1999       1998        1997       1996       1995
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $   9.72   $  10.64   $  10.26    $  10.05   $  10.55   $   9.67
                               --------   --------   --------    --------   --------   --------
  Net Investment Income......      0.56       0.61       0.48        0.66       0.69       0.67
  Net Realized and Unrealized
    Gain/Loss................      0.05      (0.90)      0.39        0.21      (0.50)      0.90
                               --------   --------   --------    --------   --------   --------
Total from Investment
  Operations.................      0.61      (0.29)      0.87        0.87       0.19       1.57
Less Distributions from and
  in Excess of Net Investment
  Income.....................      0.56       0.63       0.49        0.66       0.69       0.69
                               --------   --------   --------    --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $   9.77   $   9.72   $  10.64    $  10.26   $  10.05   $  10.55
                               ========   ========   ========    ========   ========   ========

Total Return (a).............     6.53%     -2.71%      8.62%*      9.16%      1.90%     16.77%
Net Assets at End of the
  Period (In millions).......  $1,389.6   $1,688.8   $1,933.8    $1,930.4   $2,156.4   $2,544.5
Ratio of Expenses to Average
  Net Assets (b).............     1.00%      1.02%      1.02%       1.03%      1.06%      1.01%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................     5.91%      6.01%      6.30%       6.62%      6.88%      6.62%
Portfolio Turnover...........      100%        94%       180%*       114%       271%       231%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE
                                         YEAR ENDED        MONTHS
                                       SEPTEMBER 30,        ENDED      YEAR ENDED DECEMBER 31,
          CLASS B SHARES             ------------------   SEPT. 30,   -------------------------
                                     2000(A)    1999(A)    1998(A)    1997(A)    1996     1995
                                     ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $9.71     $10.63     $10.26     $10.05    $10.56   $ 9.68
                                      -----     ------     ------     ------    ------   ------
  Net Investment Income............    0.49       0.53       0.42       0.59      0.64     0.60
  Net Realized and Unrealized
    Gain/Loss......................    0.05      (0.89)      0.38       0.21     (0.53)    0.90
                                      -----     ------     ------     ------    ------   ------
Total from Investment Operations...    0.54      (0.36)      0.80       0.80      0.11     1.50
Less Distributions from and in
  Excess of Net Investment
  Income...........................    0.49       0.56       0.43       0.59      0.62     0.62
                                      -----     ------     ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $9.76     $ 9.71     $10.63     $10.26    $10.05   $10.56
                                      =====     ======     ======     ======    ======   ======

Total Return (b)...................   5.76%     -3.49%      8.05%*     8.27%     1.17%   15.93%
Net Assets at End of the Period (In
  millions)........................   $59.5     $ 93.9     $153.2     $199.2    $236.7   $285.5
Ratio of Expenses to Average Net
  Assets (c).......................   1.75%      1.78%      1.78%      1.78%     1.82%    1.77%
Ratio of Net Investment Income to
  Average Net Assets (c)...........   5.16%      5.24%      5.55%      5.87%     6.13%    5.86%
Portfolio Turnover.................    100%        94%       180%*      114%      271%     231%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE
                                         YEAR ENDED        MONTHS
                                        SEPTEMBER 30,       ENDED      YEAR ENDED DECEMBER 31,
           CLASS C SHARES             -----------------   SEPT. 30,   -------------------------
                                      2000(A)   1999(A)    1998(A)    1997(A)    1996     1995
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $9.69    $10.61     $10.24     $10.03    $10.54   $ 9.66
                                       -----    ------     ------     ------    ------   ------
  Net Investment Income.............    0.49      0.53       0.42       0.59      0.62     0.60
  Net Realized and Unrealized
    Gain/Loss.......................    0.05     (0.89)      0.38       0.21     (0.51)    0.90
                                       -----    ------     ------     ------    ------   ------
Total from Investment Operations....    0.54     (0.36)      0.80       0.80      0.11     1.50
Less Distributions from and in
  Excess of Net Investment Income...    0.49      0.56       0.43       0.59      0.62     0.62
                                       -----    ------     ------     ------    ------   ------
NET ASSET VALUE, END OF THE PERIOD..   $9.74    $ 9.69     $10.61     $10.24    $10.03   $10.54
                                       =====    ======     ======     ======    ======   ======

Total Return (b)....................   5.78%    -3.50%      8.07%*     8.28%     1.18%   15.96%
Net Assets at End of the Period (In
  millions).........................   $13.6    $ 18.7     $ 19.3     $ 16.4    $ 21.6   $ 26.8
Ratio of Expenses to Average Net
  Assets (c)........................   1.75%     1.78%      1.78%      1.79%     1.82%    1.77%
Ratio of Net Investment Income to
  Average Net Assets (c)............   5.16%     5.25%      5.51%      5.87%     6.12%    5.86%
Portfolio Turnover..................    100%       94%       180%*      114%      271%     231%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high current return consistent with preservation of capital. The Fund invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Original issue discount is accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,446,645,569, the aggregate gross unrealized appreciation is $21,743,221, the aggregate gross unrealized depreciation is $14,372,748, resulting in net unrealized appreciation on long- and short-term investments of $7,370,473.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $492,418,958 which will expire between September 30, 2002 and September 30, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following tax year, wash sales, straddle positions, and gains or losses recognized for tax purposes on open futures and forward transactions.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 2000, permanent book and tax basis differences relating to the recognition of net realized gain on paydowns of mortgage pool obligations totaling $875,806 were reclassified from accumulated net realized gain to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $53,325 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $1 billion............................................    .540 of 1%
Next $1 billion.............................................    .515 of 1%
Next $1 billion.............................................    .490 of 1%
Next $1 billion.............................................    .440 of 1%
Next $1 billion.............................................    .390 of 1%
Next $1 billion.............................................    .340 of 1%
Next $1 billion.............................................    .290 of 1%
Over $7 billion.............................................    .240 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $58,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $94,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $1,754,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $1,979,256,373, $772,799 and $9,320,265 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   28,299,134    $ 271,576,754
  Class B...............................................    2,641,783       25,390,160
  Class C...............................................      619,268        5,934,166
                                                          -----------    -------------
Total Sales.............................................   31,560,185    $ 302,901,080
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,236,110    $  50,182,160
  Class B...............................................      281,059        2,695,186
  Class C...............................................       51,060          488,635
                                                          -----------    -------------
Total Dividend Reinvestment.............................    5,568,229    $  53,365,981
                                                          ===========    =============
Repurchases:
  Class A...............................................  (65,077,723)   $(624,368,980)
  Class B...............................................   (6,491,213)     (62,214,144)
  Class C...............................................   (1,196,825)     (11,437,536)
                                                          -----------    -------------
Total Repurchases.......................................  (72,765,761)   $(698,020,660)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $2,281,866,439, $34,901,597 and
$14,335,000 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   60,813,307    $ 613,643,155
  Class B...............................................    4,897,452       49,553,022
  Class C...............................................    1,062,446       10,727,750
                                                          -----------    -------------
Total Sales.............................................   66,773,205    $ 673,923,927
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    6,243,513    $  63,009,646
  Class B...............................................      433,204        4,376,618
  Class C...............................................       65,022          654,014
                                                          -----------    -------------
Total Dividend Reinvestment.............................    6,741,739    $  68,040,278
                                                          ===========    =============
Repurchases:
  Class A...............................................  (75,125,808)   $(758,074,693)
  Class B...............................................  (10,073,200)    (102,455,589)
  Class C...............................................   (1,023,964)     (10,336,031)
                                                          -----------    -------------
Total Repurchases.......................................  (86,222,972)   $(870,866,313)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 2,248,132 and 5,247,496 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                           CONTINGENT DEFERRED SALES
                                                             CHARGE AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                       ----------------------------------
YEAR OF REDEMPTION                                           CLASS B       CLASS C
First................................................         4.00%         1.00%
Second...............................................         4.00%          None
Third................................................         3.00%          None
Fourth...............................................         2.50%          None
Fifth................................................         1.50%          None
Sixth and Thereafter.................................          None          None

    For the year ended September 30, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $54,300 and CDSC on redeemed shares of approximately $180,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments and forward commitment transactions, were $1,584,508,315 and $2,107,676,452 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2000, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................     1,400
Futures Opened..............................................    15,681
Futures Closed..............................................   (16,639)
                                                               -------
Outstanding at September 30, 2000...........................       442
                                                               =======

    The futures contracts outstanding as of September 30, 2000, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Note 5-Year Futures Dec 2000
  (Current Notional Value of $100,547 per contract).........      46        $ 53,172
U.S. Treasury Note 10-Year Futures Dec 2000
  (Current Notional Value $100,219 per contract)............     341         171,075
SHORT CONTRACT:
U.S. Treasury Bond Futures Dec 2000
  (Current Notional Value of $98,656 per contract)..........      55          48,156
                                                                 ---        --------
                                                                 442        $272,403
                                                                 ===        ========

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the current value noted below. The following forward commitments were outstanding as of September 30, 2000:

                                                                            UNREALIZED
PAR AMOUNT                                                    CURRENT      APPRECIATION/
  (000)                     DESCRIPTION                        VALUE       DEPRECIATION
SHORT CONTRACTS
$30,000     FNMA October Forward, 7.00%.................    $29,390,700      $(262,575)
 50,000     GNMA October Forward, 7.00%.................     49,250,000       (343,750)
                                                                             ---------
                                                                             $(606,325)
                                                                             =========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts. There were no closed but unsettled forward commitments open as of September 30, 2000.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000 are payments retained by Van Kampen of approximately $725,300.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Government Securities
Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Government Securities Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 5, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
November 8, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate for the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.